INVESCO TAX-FREE INTERMEDIATE FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-7890
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $16,580
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                                                                                   $ 1,708
           Class C                                                                                    $     5
           Class Y                                                                                    $ 3,651
           Class R5                                                                                   $   208

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1698
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                                                                                   $0.1845
           Class C                                                                                    $0.0401
           Class Y                                                                                    $0.1844
           Class R5                                                                                   $0.1821

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     91,225
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                                                                     7,998
           Class C                                                                                        224
           Class Y                                                                                     19,659
           Class R5                                                                                     1,046

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 11.34
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                                                                                   $ 11.35
           Class C                                                                                    $ 11.34
           Class Y                                                                                    $ 11.33
           Class R5                                                                                   $ 11.34

INVESCO TAX-EXEMPT CASH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-7890
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $    31
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                                    $     9
           Investor Class                                                                             $     6

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0006
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                                    $0.0006
           Investor Class                                                                             $0.0006

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     76,400
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class Y                                                                                     17,278
           Investor Class                                                                              18,141

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class Y                                                                                    $  1.00
           Investor Class                                                                             $  1.00

INVESCO HIGH YIELD MUNICIPAL FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $126,136
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $  3,166
           Class C                                                                                    $ 26,284
           Class Y                                                                                    $ 19,484
           Class R5                                                                                   $    210

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.2634
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.2645
           Class C                                                                                    $ 0.2253
           Class Y                                                                                    $ 0.2763
           Class R5                                                                                   $ 0.2764

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     457,015
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      10,410
           Class C                                                                                     107,931
           Class Y                                                                                      56,481
           Class R5                                                                                        719

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $   8.96
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $   9.00
           Class C                                                                                    $   8.94
           Class Y                                                                                    $   8.97
           Class R5                                                                                   $   8.97

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 6,744
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   145
           Class C                                                                                    $ 1,840
           Class Y                                                                                    $ 2,690

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.3036
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.3042
           Class C                                                                                    $0.2429
           Class Y                                                                                    $0.3236

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     37,533
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        747
           Class C                                                                                     13,681
           Class Y                                                                                     14,088

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 10.61
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 10.82
           Class C                                                                                    $ 10.59
           Class Y                                                                                    $ 10.60

INVESCO MUNICIPAL INCOME FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-7890
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 32,377
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    323
           Class C                                                                                    $  1,480
           Class Y                                                                                    $  9,822
           Investor Class                                                                             $    671

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.2826
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.2307
           Class C                                                                                    $ 0.2301
           Class Y                                                                                    $ 0.2997
           Investor Class                                                                             $ 0.0741

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     125,984
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       1,438
           Class C                                                                                       8,241
           Class Y                                                                                      33,039
           Investor Class                                                                                8,919

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  12.73
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  12.70
           Class C                                                                                    $  12.67
           Class Y                                                                                    $  12.73
           Investor Class                                                                             $  12.74

INVESCO NEW YORK TAX FREE INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-7890
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 2,625
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    72
           Class C                                                                                    $   316
           Class Y                                                                                    $   169

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.3036
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.3042
           Class C                                                                                    $0.2429
           Class Y                                                                                    $0.3236

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      8,214
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        213
           Class C                                                                                      1,220
           Class Y                                                                                        466

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 14.76
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 14.79
           Class C                                                                                    $ 14.75
           Class Y                                                                                    $ 14.75